EXHIBIT 10.3

                                 OCEANFIRST BANK
                           MASTER REPURCHASE AGREEMENT
                           ---------------------------

This Master Repurchase Agreement is entered into between OceanFirst Bank, having its principal office at 975 Hooper Avenue, Toms River, NJ, 08753, (the "Seller") and Storage Engine, Inc., residing at One Sheila Drive, Tinton Falls, New Jersey 07724 (the "Buyer").

1.   APPLICABILITY

     From time to time the parties hereto may enter into transactions in which Seller agrees to transfer to Buyer securities or financial instruments
("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms or conditions contained in Schedule A hereto,
                                                              ----------
unless otherwise agreed in writing.

2.   DEFINITIONS

     (a) "Additional Purchased Securities," Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

     (b) "Buyer's Margin Amount," with respect to any Transaction of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph
(p) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date;

     (c)   "Confirmation," the meaning specified in Paragraph 3(b) hereof;

     (d) "Income," with respect to any Security at any time, any principal thereof then payable and all interest, dividends or other distributions thereon;

     (e)   "Margin Deficit," the meaning specified in Paragraph 4(a) hereof;

     (f)   "Margin Excess," the meaning specified in Paragraph 4(b) hereof;

     (g) "Market Value," with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued income to the extent not included therein (other than any income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);


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THIS  OBLIGATION IS NOT A SAVINGS ACCOUNT OR A DEPOSIT AND IS NOT INSURED BY THE
FEDERAL DEPOSIT INSURANCE CORPORATION.

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     (h)   "Price Differential," with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 365 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

     (i) "Pricing Rate," the per annum percentage rate for determination of the Price Differential;

     (j) "Prime Rate," the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;

     (k)   "Purchase Date,"   the  date   on  which  Purchased  Securities   are
transferred by Seller to Buyer;

     (l) "Purchase Price," (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

     (m) "Purchased Securities," the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);

     (n) "Repurchase Date," the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c), 12 or 14 hereof;

     (o) "Repurchase Price," the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraphs 12 or 14 hereof;

     (p) "Seller's Margin Amount," with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph
(b) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date.

3.   REPURCHASE TRANSACTION

     (a)   Initiation.  An agreement  to enter into  a Transaction  may be  made
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orally or in  writing,  or  automatically,  as  provided  in the  Sweep  Account
Agreement  between the parties, at

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the  initiation  of  either  Buyer  or  Seller.  On the  Purchase  Date  for the
Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price in immediately available funds to an account of Seller. Unless Seller is notified to the contrary, Seller is authorized to debit Buyer's deposit account maintained with Seller for the Purchase Price.

     (b)   Confirmation.  Upon  agreeing to enter into a Transaction  hereunder,
           ------------
Seller shall promptly deliver to Buyer a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date; (ii) the Purchase Price; (iii) the Repurchase Date, unless the Transaction is to be terminable on demand; (iv) the Pricing Rate or Repurchase Price applicable to the Transaction; and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

     (c)   Termination.  In  the case  of Transactions  terminable upon  demand,
           -----------
such demand shall be made by Buyer or Seller as provided in the Sweep Account Agreement, and, in any event, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand in the case of repurchase transactions terminable upon demand, or on the Repurchase Date in the case of Transactions terminable upon a fixed term, termination of the Transaction will be effected (i) by Seller crediting to Buyer's deposit account maintained with Seller, the Purchase Price, in immediately available funds, against delivery to Seller of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) and by Seller crediting the Price Differential to Buyer's investment account on the last day of the month in which any Transaction terminates; and (ii) by Buyer or its agent delivering the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against delivery to Buyer of the Purchase Price in immediately available funds.

4.   MARGIN MAINTENANCE

     (a)   Seller's Obligation. If at any time the aggregate Market Value of all
           -------------------
Purchased Securities subject to all Transactions is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may, by written notice to Seller, require Seller, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

     (b)   Buyer's Obligation.  If at any time the aggregate Market Value of all
           ------------------
Purchased Securities subject to all Transactions exceeds the aggregate Seller's Margin Amount for all such

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Transactions (a "Margin  Excess"),  then Seller may, by written notice to Buyer, require Buyer, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

     (c)   General.
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          (i)    Any cash  transferred  pursuant  to  this  Paragraph  shall  be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

          (ii) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Price for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

          (iii) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller upon subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.   INCOME PAYMENTS

     In the event that Buyer is in possession of the Purchased Securities and where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such income is payable either (i) transfer to or credit to the account of Seller an amount equal to such Income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

6.   SECURITY INTEREST

     IT IS THE INTENTION OF THE PARTIES HERETO THAT ALL TRANSACTIONS BE TREATED AS SALES AND PURCHASES AND RESALES AND REPURCHASES OF SECURITIES. NOTWITHSTANDING THE FOREGOING OR ANY OTHER PROVISION OF THIS AGREEMENT, IN THE EVENT THAT A TRANSACTION HEREUNDER IS DEEMED NOT TO BE A SALE AND PURCHASE, IN ADDITION TO ALL RIGHTS HEREUNDER, SELLER HEREBY PLEDGES TO

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BUYER, AS SECURITY FOR THE  PERFORMANCE BY SELLER OF ITS OBLIGATIONS  UNDER EACH
TRANSACTION  SUBJECT TO THIS  AGREEMENT,  AND  GRANTS TO BUYER A FIRST  SECURITY
INTEREST IN AND A LIEN UPON, ALL THE PURCHASED SECURITIES (TOGETHER WITH ALL INCOME PAID IN RESPECT OF ALL THE PURCHASED SECURITIES AND COLLECTED BY BUYER AND ALL RIGHTS RELATED THERETO, ALL PROCEEDS THEREOF AND ALL SUBSTITUTIONS THEREFOR) APPLICABLE TO ALL SUCH TRANSACTIONS WITH BUYER. THE EXISTENCE OF SUCH FIRST SECURITY INTEREST, LIEN AND PLEDGE SHALL BE DEEMED NOT TO VIOLATE THE REPRESENTATIONS AND WARRANTIES IN RESPECT OF SUCH SECURITIES MADE BY SELLER IN PARAGRAPH 10. IN ACCORDANCE WITH THE FOREGOING, SELLER AGREES TO TAKE, OR TO CAUSE TO BE TAKEN, SUCH ACTIONS AS IT MAY DEEM APPROPRIATE WITH RESPECT TO THE PERFECTION OF THE BUYER'S INTEREST IN THE PURCHASED SECURITIES AS A SECURED PARTY.

7.   PAYMENT AND DELIVERY

     Any requirement to "deliver" or "transfer" cash or funds under this Agreement shall be made in immediately available funds. When one party is required to "deliver" or "transfer" securities under this Agreement that party shall take, or cause to be taken, such actions as it may deem appropriate to perfect the other party's interest in such securities as an outright purchaser,
(i) in the case of certificated securities and instruments, by physical delivery of such certificated securities and instruments in form suitable for transfer or accompanied by duly executed instruments of transfer or assignment in blank and accompanied by such other documentation as the party receiving possession may reasonably request, (ii) in the case of securities held in a federal book entry system by appropriate transfer and registration of such securities to and in the name of the party receiving possession; or (iii) by any other method mutually agreed upon by the parties.

8.   SEGREGATION OF PURCHASED SECURITIES

     All Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation, in the case of non-certificated securities and, in addition, by physical segregation with respect to certificated securities. Title to all Purchased Securities under a repurchase agreement shall pass to Buyer and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4, 12 or 14 hereof, or of Buyer's obligation to credit or pay income to, or apply income to the obligations of, Seller pursuant to Paragraph 5 hereof.

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9.   SUBSTITUTION

     (a) Buyer hereby grants to Seller the right to substitute other securities for those subject to this Agreement. This means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they maybe subject to liens granted by Seller to third parties and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy any lien or to obtain substitute securities.

     (b) If Seller substitutes other Securities for any Purchased Securities, such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

     (c) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (b) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least
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equal to the  Market  Value  of the  Purchased  Securities  for  which  they are substituted.

10.  REPRESENTATIONS

     Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary corporate or other action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and
(v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.  EVENTS OF DEFAULT

     In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof, (iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the

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other its inability to, or its intention not to, perform any of its  obligations hereunder (each an "Event of Default"):

     (a) At the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

     (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph, (d)(i) of this Paragraph, and (C) any amounts credited to the account of the defaulting party pursuant to subparagraph (3) of this Paragraph) on a 365 day per year basis for the actual number of days during the period from the date of the Event of Default giving rise to such option to the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices owed by the defaulting party, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.

     (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting Party of payment of the aggregate Repurchase Prices for all such Transactions, the defaulting party's right, title and interest in all Purchased Securities subject to such Transaction shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

     (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of the Paragraph), the nondefaulting party may, (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and (ii) as to Transactions in which the defaulting party is acting as Buyer,

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(A) purchase securities ("Replacement  Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

     (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Securities from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

     (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.

     (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

     (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.  SINGLE AGREEMENT

     Buyer and Seller acknowledge that, and have entered into this Agreement and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other and this Agreement. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and (ii) that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (iii) that, in the event of default hereunder, each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder, and (iv) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments deliveries and other transfers may be applied against each other and netted.


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13.  NOTICES AND OTHER COMMUNICATIONS

     Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Schedule B attached hereto.
                                                    ----------
All written notices which are required or provided to be given hereunder shall be effective upon actual receipt by the party to which such notice is given.

14.  ENTIRE AGREEMENT; SEVERABILITY

     This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.  NON-ASSIGNABILITY

     The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any such Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

16.  TERMINATION

     This Agreement may be terminated by either party upon ten business days' prior written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding and any actions or omissions of either party prior to termination.

17.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of New Jersey without giving effect to the conflict of law principles thereof.

18.  NO WAIVERS, ETC.

     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

19.  USE OF EMPLOYEE PLAN ASSETS

     (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

     (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

     (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

20.  INTENT

     (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

     (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraphs 12 or 14 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

     (c) It is the intention of the parties hereto that individual repurchase transactions be treated as sales and purchases and resales and repurchases of government securities, notwithstanding the fact that one or both parties may account for such transactions on some other basis and notwithstanding the fact that the incremental difference between the Purchase Price and the Repurchase Price may, for convenience, particularly in light of the pricing system used by Seller, be described in terms of a rate of interest and notwithstanding the fact that they may be described or characterized in certain contexts, legal or otherwise, as loans.

21.  DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

     BUYER ACKNOWLEDGES THAT IT HAS BEEN ADVISED THAT FUNDS HELD BY SELLER PURSUANT TO A TRANSACTION HEREUNDER ARE NOT A SAVINGS ACCOUNT OR A DEPOSIT AND THEREFORE ARE NOT INSURED BY

THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, OR ANY AGENCY OF THE U.S. GOVERNMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                               OCEANFIRST BANK


                                              By: Wm. J. Ruckert, III
                                                 ------------------------------

                                                 Title: Senior Vice President


                                               BUYER


                                               By: /s/ Gregg M. Azcuy
                                                  ------------------------------
                                                  Gregg Azcuy
                                                  Title:  President & CEO


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


                                   Schedule A
                                   ----------

                         Additional Terms and Conditions
                         -------------------------------



                                      NONE

                                   Schedule B
                                   ----------

                                     Notices
                                     -------



                  To Seller:           OCEANFIRST BANK
                                       975 Hooper Avenue
                                       Toms River, NJ 08753



                  To Buyer:            Storage Engine
                                       1 Sheila Drive - 6A
                                       Tinton Falls, NJ 07724



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